Stock-Based Compensation	12 Months Ended
Mar. 31, 2022
Disclosure of Compensation Related Costs, Share-based Payments [Abstract]
Stock-Based Compensation
20. Stock-Based Compensation
The Company maintains a stock compensation program for directors, executive officers and group executives of the Company. In July 2014, the Company changed the way of provision of the compensation for retiree to provide these shares through the Board Incentive Plan Trust by a resolution of the Compensation Committee. The Board Incentive Plan Trust purchases the Company’s common shares including future granting shares by an entrusted fund which the Company set in advance. The Company holds those shares as entrusted assets, separately from other treasury stock which the Company holds.
Under the program, points are granted annually to directors, executive officers and group executives of the Company based upon the prescribed standards of the Company. Upon retirement, eligible directors, executive officers and group executives receive a certain number of the Company’s common shares calculated by translating each point earned by that retiree to one common share.
In fiscal 2022, the Company granted 444,374 points, and 190,966 points were settled for individuals who retired during fiscal 2022. Total points outstanding under the stock compensation program as of March 31, 2022 were 1,866,248 points. The points were adjusted for the
10-for-1
stock split implemented on April 1, 2013.
Dur
ing fiscal 2020, 2021 and 2022, the Company recognized stock-based compensation costs of its stock compensation program in the amount of ¥417 million, ¥885 million and ¥1,191 million, respectively.